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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)      March 14, 2007

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

                 0-556                                    68-0365195
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       (Commission File Number)                (IRS Employer Identification No.)

      200 Vernon Street, Roseville, California              95678
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      (Address of Principal Executive Offices)            (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2  Financial Information

Item 2.02  Results of Operations and Financial Condition.

         On March 14, 2007, SureWest Communications issued a press release announcing its financial results for the quarter and year ended December 31, 2006. The company's press release announcing the results is attached hereto as
Exhibit 99.1. The information contained in this Current Report, including the exhibit, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of SureWest Communications, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

         The press release contains non-GAAP financial measures, including operating earnings before interest, taxes, depreciation and amortization, which are not prepared in accordance with GAAP. Operating EBITDA represents net income excluding amounts for income taxes, depreciation and amortization and all other non-operating income/expenses, and is a common measure of operating performance in the telecommunications industry. Operating EBITDA is not a measure of financial performance under generally accepted accounting principles and should not be construed as a substitute for consolidated net income as a measure of performance. A reconciliation of Operating EBITDA to comparable GAAP financial measures is included in the financial tables that are part of the press release.

SECTION 9  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

         (d)      Exhibits

         Exhibit 99.1 Press Release dated March 14, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SUREWEST COMMUNICATIONS

Date: March 14, 2007                        By:   /s/ Philip A. Grybas
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                                                  Senior Vice President and
                                                  Chief Financial Officer